UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2010
UAL CORPORATION
UNITED AIR LINES, INC.
(Exact name of registrant issuer as specified in its charter)

Delaware Delaware (State or other Jurisdiction of Incorporation)	001-06033 001-11355 (Commission File Number)	36-2675207 36-2675206 (IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL (Address of Principal Executive Offices)	60601 (Zip Code)
Registrant’s telephone number, including area code: (312) 997-8000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 11, 2010, United Air Lines, Inc. issued a press release announcing the pricing of two private offerings of $500,000,000 aggregate principal amount of 9.875% Senior Secured Notes due 2013 and $200,000,000 aggregate principal amount of 12.000% Senior Second Lien Notes due 2013. The press release is filed as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by United Air Lines, Inc. dated January 11, 2010

*	Filed herewith electronically

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
UNITED AIR LINES, INC.

By: Name:	/s/ Kathryn A. Mikells Kathryn A. Mikells
Title:	Executive Vice President and Chief Financial Officer
Date: January 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by United Air Lines, Inc. dated January 11, 2010

*	Filed herewith electronically

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